UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2010

HARDINGE INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-15760 (Commission File Number)	16-0470200 (I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, New York 14902-1507

(Address of principal executive offices) (Zip Code)

(607) 734-2281

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

The investor presentation previously filed by Hardinge Inc. (the “Company”) on April 6, 2010 as Exhibit (a)(5) to Amendment No. 1 to the Company’s Solicitation/Recommendation Statement on Schedule 14d-9 and posted on the Company’s website is additionally furnished hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits. The following exhibits are filed as part of this report:

99.1                 Investor Presentation

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2010

HARDINGE INC.

By:	/s/ Richard L. Simons
	Name:	Richard L. Simons
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation